UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2021

AFC GAMMA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

525 Okeechobee Blvd., Suite 1770
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)

561-510-2390
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AFCG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02           Results of Operations and Financial Condition.

See below information under Item 8.01, which is incorporated by reference in this Item 2.02.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01           Regulation FD Disclosure.

On October 6, 2021, AFC Gamma, Inc. (the “Company”) issued a press release announcing the Notes Offering (as defined below). The press release is furnished hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing.

Item 8.01           Other Events.

Financial and Operating Updates

The Company is electing to provide certain financial and operating information for its quarter ended September 30, 2021. The Company is providing this information on a one-time basis only and does not intend to provide this information on a going-forward basis.

The financial and operating data provided herein is not necessarily indicative of results that may be experienced for the full year or any future reporting period, and should be considered together with the risks, uncertainties and other factors described in the Company’s final prospectus filed with the Securities and Exchange Commission (“SEC”) on June 24, 2021 (the “Final Prospectus”), relating to the company’s Registration Statement on Form S-11, as amended (File No. 333-257248) and the Company’s periodic and current reports filed with the SEC, including the sections entitled “Forward-Looking Statements” and “Risk Factors,” which are hereby supplemented with the risk factors provided by the Company in Exhibit 99.2. Important factors, including those discussed in the Final Prospectus and the Company’s periodic and current reports filed with the SEC and in Exhibit 99.2, could cause the Company’s future results to differ from historical results and those differences may be material.

The financial and operating data and risk factors provided by the Company is filed hereto as Exhibit 99.2 and is incorporated herein by reference.

Notes Offering

On October 6, 2021, the Company announced that it intends to offer and sell, subject to market and other conditions, $100 million aggregate principal amount of senior unsecured notes due 2027 (the “Notes”) in a private offering (the “Notes Offering”) to qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes will not be guaranteed by the Company's subsidiary on the issue date of the Notes.

The Company expects to use the net proceeds from the sale of the Notes (i) to fund loans related to unfunded commitments to existing borrowers, (ii) to originate and participate in commercial loans to companies operating in the cannabis industry that are consistent with its investment strategy and (iii) for working capital and other general corporate purposes.

The Notes have not been and are not expected to be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder. This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and the Company intends such statements to be covered by the safe harbor provisions contained therein. Words such as “believes,” “expects,” “will,” “intends,” “plans,” “guidance,” “estimates,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements include these words. All statements other than statements of historical or current fact included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements include statements concerning the conduct of the Offering and the size and terms of the Offering. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, including, without limitation, risks and uncertainties related to market conditions, that the size of the Offering could change or the Offering could be terminated, and the satisfaction of customary closing conditions related to the Offering. Actual results could differ significantly from the results discussed or implied in the forward-looking statements due to a number of factors, including, but not limited to, risks set forth in the section entitled “Risk Factors” and elsewhere in the Final Prospectus and the Company’s periodic and current reports filed with the SEC. The forward-looking statements included in this Current Report on Form 8-K should not be unduly relied upon, represent the Company’s views only as of the date of this Current Report on Form 8-K and do not represent the Company’s views as of any subsequent date. The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law.

Item 9.01           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 6, 2021, announcing the proposed Notes Offering.

99.2	Certain Financial and Other Data and Risk Factors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2021	AFC GAMMA, INC.

	By:	/s/Brett Kaufman
Brett Kaufman
Chief Financial Officer